UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


                        Date of Report (Date of earliest event reported):


                                November 4, 2003


                          FOODARAMA SUPERMARKETS, INC.
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          (Exact name of registrant as specified in charter)


        New Jersey                   1-5745-1                 21-0717108
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      (State or other              (Commission               (IRS Employer
      jurisdiction of              File Number)           Identification No.)
      incorporation)
922 Highway 33, Building 6, Suite 1, Freehold, New Jersey            07728
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(Address of principal executive offices)                          (Zip Code)
       Registrant's telephone number, including area code: (732) 462-4700
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                                 Not Applicable
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                  (Former name or former address, if changed since last report)

Item 5.  Other Events
         ------------

         On November 4, 2003, Foodarama Supermarkets, Inc. (the "Company" or "Foodarama") issued a press release announcing that its founder Joseph Saker, had decided to step down as the Company's Chief Executive Officer, but will continue as executive Chairman of the Company's Board of Directors. Richard Saker, currently President and Chief Operating Officer of the Company, will succeed his father as Chief Executive Officer. In addition, the Company's Board of Directors approved the terms of a two year employment agreement with Joseph Saker. A copy of the press release is furnished as Exhibit 99.1 to this current report.



Item 7.  Financial Statement and Exhibits
         --------------------------------

(c)      Exhibits

Exhibit No.                         Description
-----------                         -----------
99.1                          Press release dated November 4, 2003
                              of Foodarama Supermarkets, Inc.

                                   SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   FOODARAMA SUPERMARKETS, INC.
                                   -----------------------------
                                             (Registrant)



                                   By:  /S/ Michael Shapiro
                                       --------------------
                                       Michael Shapiro
                                       Senior Vice President and Chief Financial
                                       Officer


Date:  November 5, 2003

EXHIBIT 99.1
                                                     CONTACT: Robert V. Spires
                                                         Senior Vice President
                                                                (732) 294-2325

                              FOR IMMEDIATE RELEASE

                      FOODARAMA ANNOUNCES THAT JOSEPH SAKER
                    WILL STEP DOWN AS CHIEF EXECUTIVE OFFICER
             AND WILL CONTINUE AS EXECUTIVE CHAIRMAN OF THE COMPANY;
             RICHARD SAKER HAS BEEN ELECTED TO SUCCEED HIS FATHER AS
                      FOODARAMA'S CHIEF EXECUTIVE OFFICER

      Freehold, N.J., November 4, 2003 - Foodarama Supermarkets, Inc. (ASE-FSM) (the "Company" or "Foodarama") announced today that its founder, Joseph Saker, has decided to step down as the Company's Chief Executive Officer, but will continue as Executive Chairman of the Company's Board of Directors. Richard Saker, currently President and Chief Operating Officer of the Company, will succeed his father as Chief Executive Officer of Foodarama. The Company's Board of Directors has approved the terms of a two year employment agreement with Joseph Saker.

      Joseph Saker founded Foodarama in 1958 and served as the Company's Chief Executive Officer from inception and as its Chairman since 1971. Mr. Saker also served as the Company's President from inception until 2000, at which time Richard Saker was elected President of the Company. Joseph Saker's strategic vision, dedication and commitment to excellence have been instrumental in the growth and success of Foodarama over more than four decades.

      Mr. Saker was one of the early founding members of Wakefern Food Corporation, the Shop Rite retail food cooperative of which Foodarama is a member. Wakefern is the largest retail food cooperative in the world. In addition, he was one of the founding members of the New Jersey Food Council as well as the St. Joseph's University Academy of Food Marketing. Mr. Saker was a member of the Board of Directors of the St. Joseph's Academy of Food Marketing for a period of 29 years, serving as Chairman of the Board for 23 of those years.

      Thomas Infusino, Chairman of Wakefern Food Corporation, stated that "Joe Saker has been recognized in the supermarket industry as a man of great leadership skills, knowledge, experience and personal integrity. He has inspired and will continue to inspire those that work with him."

      Effective November 2, 2003, Richard Saker assumed the role of Chief Executive Officer of Foodarama. Richard Saker has been employed by the Company since 1969, serving in several management positions since that time, including his most recent position as President and Chief Operating Officer of the Company. He serves as a member of the Company's Board of Directors. In addition, Richard Saker serves as a member of the Board of Directors of Wakefern Food Corporation and St. Joseph's Academy of Food Marketing. Richard Saker is a graduate of St. Joseph's University, Philadelphia, Pennsylvania.

      Commenting on the succession, Joseph Saker stated that "Richard Saker has been a source of strategic guidance for the Company during his long tenure as an executive officer of the Company. His tireless dedication to growing the Company will serve it well in the years to come."